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                                                         EXHIBIT  99.2
                                                         ------------



                           CERTIFICATIONS PURSUANT TO
                               RULE 13A-14 OF THE
                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED,
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of US Global Aerospace, Inc. (the "Company") on Form 10-QSB for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Robinson, Chairman and Chief Executive Officer (the "Officer") of the Company, certify, pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended, that:

     (1)  the Officer has reviewed the report;

     (2) Based on the Officer's knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

     (3) Based on the Officer's knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects the financial condition and results of operations of the issuer as of, and for, the periods presented in the report;

     (4)  The Officer and the other certifying officers:

               (a) are responsible for establishing and maintaining "disclosure controls and procedures," as that term is defined by the Securities and Exchange Commission, for the Company;

               (b) have designed such disclosure controls and procedures to ensure that material information is made known to them, particularly during the period in which the periodic report is being prepared;

               (c) have evaluated the effectiveness of the Company's disclosure controls and procedures within 90 days of the date of the report; and

               (d) have presented in the report their conclusions about the effectiveness of the disclosure controls and procedures based on the required evaluation;

     (5) The Officer and the other certifying officers have disclosed to the Company's auditors and to the audit committee of the board of directors (or persons fulfilling the equivalent function):

               (a) all significant deficiencies in the design or operation of internal controls, as that term is defined by the Securities and Exchange Commission, which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and

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               (b)  any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

     (6) The Officer and the other certifying officers have indicated in the report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                                /s/ John Robinson
                                _________________________________
                                By: John Robinson
                                Chairman and Chief Executive Officer
                                Date: February 19, 2003


                           CERTIFICATIONS PURSUANT TO
                               RULE 13A-14 OF THE
                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED,
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of US Global Aerospace, Inc. (the "Company") on Form 10-QSB for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Julie Seaman, Treasurer, Secretary and Acting Chief Financial Officer (the "Officer") of the Company, certify, pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended, that:

     (1)  the Officer has reviewed the report;

     (2) Based on the Officer's knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

     (3) Based on the Officer's knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects the financial condition and results of operations of the issuer as of, and for, the periods presented in the report;

     (4)  The Officer and the other certifying officers:

               (a) are responsible for establishing and maintaining "disclosure controls and procedures," as that term is defined by the Securities and Exchange Commission, for the Company;

               (b) have designed such disclosure controls and procedures to ensure that material information is made known to them, particularly during the period in which the periodic report is being prepared;

               (c) have evaluated the effectiveness of the Company's disclosure controls and procedures within 90 days of the date of the report; and
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               (d)  have  presented  in  the  report their conclusions about the effectiveness of the disclosure controls and procedures based on the required evaluation;

     (5) The Officer and the other certifying officers have disclosed to the Company's auditors and to the audit committee of the board of directors (or persons fulfilling the equivalent function):

               (a) all significant deficiencies in the design or operation of internal controls, as that term is defined by the Securities and Exchange Commission, which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and

               (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

     (6) The Officer and the other certifying officers have indicated in the report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                                /s/ Julie Seaman
                                _________________________________
                                By: Julie Seaman
                                Treasurer, Secretary and Acting Chief Financial Officer
                                Date: February 19, 2003



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